Exhibit 99.1

Golub Capital BDC, Inc. Closes Merger With Golub Capital BDC 3, Inc.,

Declares Special Distributions Totaling $0.15 Per Share

NEW YORK, June 3, 2024 — Golub Capital BDC, Inc. (“GBDC,” or the “Company”), a business development company (Nasdaq: GBDC), announced today that it has completed its previously announced merger with Golub Capital BDC 3, Inc. (“GBDC 3”), with GBDC as the surviving company. With $8.8 billion of total assets at fair value and investments in 367 portfolio companies, on a pro forma basis as of March 31, 2024, GBDC is the fifth-largest externally managed, publicly traded business development company by assets.

David B. Golub, CEO of GBDC, said, “We would like to thank the stockholders and independent directors of both GBDC and GBDC 3 for their support throughout the merger process. GBDC’s focus on traditional middle-market lending, its industry-leading fee structure and its scale taken together position it to provide market-leading returns across different economic and interest rate environments.”

Upon closing of the merger, GBDC 3 stockholders received 0.9138 shares of GBDC common stock for each share of GBDC 3 common stock. The transaction is estimated to be 2.1% accretive to GBDC’s net asset value (“NAV”) per share as of March 31, 2024. The final NAV accretion resulting from the merger will be disclosed when GBDC reports its financial results for the period ended June 30, 2024.

In support of the proposed merger, the agreement by GBDC’s investment adviser, GC Advisors LLC (“GC Advisors”), to reduce the income incentive fee and capital gain incentive fee rate as well as the incentive fee cap from 20.0% to 15.0% became permanent with the merger close. GBDC’s cumulative incentive fee cap, since-inception lookback period and income incentive fee hurdle rate of 8% per annum have all remained in place.

On June 2, 2024, GBDC’s Board of Directors declared a series of special distributions totaling $0.15 per share, to be distributed in three consecutive quarterly payments of $0.05 per share per quarter, based upon the following schedule:

•	Special distribution #1 of $0.05 per share, payable on June 27, 2024, to stockholders of record as of June 13, 2024

•	Special distribution #2 of $0.05 per share, payable on September 13, 2024, to stockholders of record as of August 16, 2024

•	Special distribution #3 of $0.05 per share, payable on December 13, 2024, to stockholders of record as of November 29, 2024

Morgan Stanley & Co. LLC served as financial advisor to the special committee of the independent directors of GBDC. Keefe, Bruyette & Woods, A Stifel Company, served as financial advisor to the special committee of the independent directors of GBDC 3.

About Golub Capital BDC, Inc.

Golub Capital BDC Inc. (“Golub Capital BDC”) is an externally-managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. Golub Capital BDC invests primarily in one stop and other senior secured loans of U.S. middle-market companies that are often sponsored by private equity investors. Golub Capital BDC’s investment activities are managed by its investment adviser, GC Advisors LLC, an affiliate of the Golub Capital group of companies (“Golub Capital”).

About Golub Capital

Golub Capital is a market-leading, award-winning direct lender and experienced credit asset manager. The firm specializes in delivering reliable, creative and compelling financing solutions to companies backed by private equity sponsors. Golub Capital’s sponsor finance expertise also forms the foundation of its Broadly Syndicated Loan and Credit Opportunities investment programs. Golub Capital nurtures long-term, win-win partnerships that inspire repeat business from private equity sponsors and investors.

As of April 1, 2024, Golub Capital had over 925 employees and over $70 billion of capital under management, a gross measure of invested capital including leverage. The firm has offices in North America, Europe and Asia. For more information, please visit golubcapital.com.

Forward-Looking Statements

This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this communication may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. GBDC undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this communication.

Some of the statements in this communication constitute forward-looking statements, which relate to future events, future performance or financial condition or the two-step merger of GBDC 3 with and into GBDC (collectively, the “Mergers”). The forward-looking statements involve risks and uncertainties, including statements as to: future operating results of GBDC; business prospects of GBDC and the prospects of its portfolio companies; and the impact of the investments that GBDC expects to make. In addition, words such as “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this communication involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) expected synergies and savings associated with the Mergers; (ii) the ability to realize the anticipated benefits of the Mergers, including the expected elimination of certain expenses and costs due to the Mergers; (iii) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (iv) risks associated with possible disruption in the operations of GBDC or the economy generally, including those caused by global health pandemics, such as the COVID-19 pandemic, or other large scale events; (v) turmoil in Ukraine and Russia, including sanctions related to such turmoil, and the potential for volatility in energy prices and other supply chain issues and any impact on the industries in which GBDC invests; (vi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (vii) changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of GBDC’s assets; (viii) elevating levels of inflation, and its impact on GBDC, on its portfolio companies and on the industries in which they invest; (ix) GBDC’s plans, expectations, objectives and intentions, as a result of the Mergers; (x) the future operating results and net investment income projections of GBDC following the closing of the Mergers; (xi) the ability of GC Advisors to locate suitable investments for GBDC and to monitor and administer its investments; (xii) the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; and (xiii) other considerations that may be disclosed from time to time in GBDC’s publicly disseminated documents and filings. GBDC has based the forward-looking statements included in this press release on information available to them on the date of this communication, and they assume no obligation to update any such forward-looking statements. Although GBDC undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that GBDC in the future may file with the SEC, including the registration statement on Form N-14, which includes the joint proxy statement of GBDC and GBDC 3 and a prospectus of GBDC, annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Contact:

Christopher Ericson

312-212-4036

cericson@golubcapital.com

press@golubcapital.com

SOURCE Golub Capital BDC, Inc.